Exhibit (a)(1)(iii)
Letter of Transmittal
Regarding Units in Stonepeak-Plus Infrastructure Fund LP
For Clients of J.P. Morgan Securities LLC
Tendered Pursuant to the Offer to Purchase
Dated August 4, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Letter of Transmittal must be received by
the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal
Instructions included herein
Dear Unitholders:
The undersigned hereby tenders to Stonepeak-Plus Infrastructure Fund LP, a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Stonepeak-Plus Infrastructure Fund (TE) LP (the “Feeder Fund”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Amended and Restated Limited Partnership Agreement dated as of May 2, 2025, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.
The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.
The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.
A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

VALUATION DATE: September 30, 2025
TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 29, 2025
PARTS 1, 2, 3, 4, AND 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST
If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.
PLEASE EMAIL, FAX OR MAIL TO THE FUND’S TRANSFER AGENT AT:
Regular Mail:
SS&C GIDS, Inc.
P.O. Box 219071, Kansas City, MO 64121-9507
Overnight Mail:
SS&C GIDS, Inc.
801 Pennsylvania Avenue, Suite 219071, Kansas City, MO 64105-1307
Email*:
stonepeakai@sscinc.com
*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments.
Please submit one order at a time if sending by email.
Fax: (844) 267-0458
PART 1 – NAME (AS IT APPEARS ON YOUR STONEPEAK-PLUS INFRASTRUCTURE FUND LP STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT
Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.1
☐	Units of the Fund
☐	Full Repurchase
[1]
For the avoidance of doubt, unitholders of the Feeder Fund (the “Feeder Unitholders”) will have their units repurchased at the Feeder Fund level, and the Feeder will participate in the Offer of the Fund on behalf of the Feeder Unitholders. Feeder Unitholders shall have a right to participate in the Offer under the same terms as direct unitholders of the Fund.

☐	Partial Repurchase of # Class A-1a Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class F-1 Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class I-1 Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class X Units (please only provide a number of Units, not a dollar amount)
☐	Units of the Feeder Fund
☐	Full Repurchase
☐	Partial Repurchase of # Class A-1aTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class A-1bTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class A-1cTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class F-1TE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class I-1TE Units (please only provide a number of Units, not a dollar amount)
PART 3 – REPURCHASE TYPE (Check one, required)

☐	Normal	☐	Death	☐	Disability	☐	Divorce

OTHER TENDER OFFER CONSIDERATIONS
(select only one)
Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.
☐	Process my repurchase request on a pro-rata basis.
☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.
PART 4 – PAYMENT
Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.
PART 5 – SIGNATURE(S)
The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder. In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Letter of Transmittal
Regarding Units in Stonepeak-Plus Infrastructure Fund LP
For Unadvised Clients
Tendered Pursuant to the Offer to Purchase
Dated August 4, 2025
The Offer and withdrawal rights will expire on August 29, 2025 and this Letter of Transmittal must be received by
the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,
Eastern Time, on August 29, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal
Instructions included herein
Dear Unitholders:
The undersigned hereby tenders to Stonepeak-Plus Infrastructure Fund LP, a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Stonepeak-Plus Infrastructure Fund (TE) LP (the “Feeder Fund”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated August 4, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Amended and Restated Limited Partnership Agreement dated as of May 2, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.
The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.
The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.
A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

VALUATION DATE: September 30, 2025
TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), August 29, 2025
PARTS 1, 2, 3, 4, and 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST
If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.
PLEASE EMAIL, FAX OR MAIL TO THE FUND’S TRANSFER AGENT AT:
Regular Mail:
SS&C GIDS, Inc.
P.O. Box 219071, Kansas City, MO 64121-9507
Overnight Mail:
SS&C GIDS, Inc.
801 Pennsylvania Avenue, Suite 219071, Kansas City, MO 64105-1307
Email*:
stonepeakai@sscinc.com
*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments. Please submit one order at a time if sending by email.
Fax: (844) 267-0458
PART 1 – NAME (AS IT APPEARS ON YOUR STONEPEAK-PLUS INFRASTRUCTURE FUND LP STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT
Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.1
☐	Units of the Fund
☐	Full Repurchase
[1]
For the avoidance of doubt, unitholders of the Feeder Fund (the “Feeder Unitholders”) will have their units repurchased at the Feeder Fund level, and the Feeder will participate in the Offer of the Fund on behalf of the Feeder Unitholders. Feeder Unitholders shall have a right to participate in the Offer under the same terms as direct unitholders of the Fund.

☐	Partial Repurchase of # Class A-1a Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class F-1 Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class I-1 Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class X Units (please only provide a number of Units, not a dollar amount)
☐	Units of the Feeder Fund
☐	Full Repurchase
☐	Partial Repurchase of # Class A-1aTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class A-1bTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class A-1cTE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class F-1TE Units (please only provide a number of Units, not a dollar amount)
☐	Partial Repurchase of # Class I-1TE Units (please only provide a number of Units, not a dollar amount)
PART 3 – REPURCHASE TYPE (Check one, required)

☐	Normal	☐	Death	☐	Disability	☐	Divorce

OTHER TENDER OFFER CONSIDERATIONS
(select only one)
Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.
☐	Process my repurchase request on a pro-rata basis.
☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT
Indicate how you wish to receive your repurchase payment below. If an option is not selected, payments will be sent to the payment instruction method elected at the time of subscription.
 ☐ Check Mailed to Address of Record
 ☐ Check Mailed to Third Party/Custodian

Entity Name/Financial Institution			Account Number (Required)

Mailing Address	City	State	Zip Code

 ☐ Direct Deposit. Attach a pre-printed voided check (non-custodial investors only).
You authorize the Fund or its agent to deposit your distribution into your checking or savings account. This authority will remain in force until you notify the Fund in writing to cancel it. In the event that the Fund deposits funds erroneously into your account, they are authorized to debit your account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name

Mailing Address	City	State	Zip Code

Your Bank’s ABA Routing Number			Your Bank Account Number

PART 5 – SIGNATURE(S)
The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder.
In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date